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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 1998

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

         DELAWARE                     000-19480               58-1651222
(State or other jurisdiction    Commission File Number       (IRS Employer
     of incorporation)                                   Identification Number)

                             2700 CUMBERLAND PARKWAY
                                    SUITE 300
                             ATLANTA, GEORGIA 30339
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:           (770) 444-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 4
                            Total Number of Pages: 9

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Item 5.        Other Events.

On June 25, 1998, the Registrant issued a press release announcing that it expects its earnings for the second quarter ending June 30, 1998 to be modestly above the Registrant's first quarter 1998 operating performance but below the operating performance for the second quarter of 1997. In addition, the Registrant announced the effectiveness of its Registration Statement on Form S-4 covering the Registrant's $175 million of 9 1/2 % Senior Notes, due 2005. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.


Item 7.        Financial Statements and Exhibits.

         (c)   Exhibits

               99.1   Press Release issued by the Registrant on June 25, 1998.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 26, 1998


                                           MEDAPHIS CORPORATION


                                           By:  /s/ Allen W. Ritchie
                                                --------------------------------
                                                Allen W. Ritchie
                                                President and Chief Operating
                                                Officer


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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                                                         PAGE NO

   EX-99.1       Press Release issued by the
                 Registrant on June 25, 1998..........................    4



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